SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 20, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-12)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2002-12
                 -----------------------------------------------

                                December 20, 2002

 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL AND THE MORTGAGED PROPERTIES(1)
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     On December 20, 2002, Citicorp Mortgage Securities, Inc. ("CMSI")
transferred to the Trustee mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $575,435,605.24. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $450,284,135.73 and the mortgage loans that have original maturities of at least 10 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2002) as of December 1, 2002 of $125,151,469.51. The mortgage loans were delivered in exchange for the certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than $57,543,560.52. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total number of all mortgage loans as of December 1, 2002 was 1258, consisting of 987 pool I mortgage loans and 271 pool II mortgage loans. The weighted average interest rates on the pool I mortgage loans, the pool II mortgage loans and all mortgage loans (in each case, before deduction of the servicing fee) as of December 1, 2002 were 6.462%, 6.156% and 6.395%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of December 1, 2002 were 356.87 months, 176.29 months and 317.60 months, respectively. All mortgage loans have original maturities of at least 10 but no more than 30 years. None of the pool I mortgage loans and the pool II mortgage loans were originated prior to September 1, 2000 and October 1, 2001, respectively, or after December 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of December 1, 2002 were 358.22 months, 177.96 months and
319.02 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have scheduled maturities later than December 1, 2032 and December 1, 2017, respectively. Each of the pool I mortgage loans and the pool II mortgage loans had an original principal balance of not less than $16,000 and $55,800, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $6,747,952 and $717,589, respectively, as of December 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of December 1, 2002 were 63.8%, 56.1% and 62.2%, respectively. No more than $6,456,558, $1,817,975 and $8,274,533, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2), 95% and 96%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated December 19, 2002 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2002-12.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of all mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. No more than 1% of each of the pool I mortgage loans and the pool II mortgage loans are secured by investment properties.

     At least 95%, 93% and 95%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5%, 7% and 5%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 77%, 88% and 79%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such pool I mortgage loans is 6;

     2. the aggregate scheduled principal balance of such pool I mortgage loans is $1,415,053;

     3. the weighted average loan-to-value ratio of such pool I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 79.4%; and

     4. the weighted average loan-to-value ratio of such pool I mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 96.0%.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.750%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $446,780,225 and $3,503,911, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.467% and 5.759%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
356.87 months and 357.85 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.250%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $125,151,470. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.156%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 176.29 months.

     The special hazard loss limit as of December 1, 2002 was $5,754,356.05.

     The fraud loss limit as of December 1, 2002 was $5,754,356.05.

     The bankruptcy loss limit as of December 1, 2002 was $100,000.00.

     The aggregate initial principal balance of the class A certificates as of December 1, 2002 was $561,911,752.00.

     The aggregate initial principal balance of the class B-1 certificates as of December 1, 2002 was $6,905,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of December 1, 2002 was $2,302,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of December 1, 2002 was $1,727,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of December 1, 2002 was $1,151,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of December 1, 2002 was $575,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of December 1, 2002 was $863,853.24.

     The class A subordination level is 2.350194029853%.*

     The class B-1 subordination level is 1.150233523912%.*

     The class B-2 subordination level is 0.750188761468%.*

     The class B-3 subordination level is 0.450068298939%.*

     The class B-4 subordination level is 0.250045917717%.*

     The class B-5 subordination level is 0.150121617802%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 20, 2002